UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2017 (August 21, 2017)

THE J.G. WENTWORTH COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-36170	46-3037859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 King of Prussia Road, Suite 350, Radnor, Pennsylvania		19087-5148
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (484) 434-2300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On June 6, 2017, Orchard Acquisition Company, LLC (together with its ultimate parent, The J.G. Wentworth Company, and The J.G. Wentworth Company, LLC, collectively the “Company”) entered into separate Confidentiality Agreements (“NDAs”) with certain of its lenders, or investment managers thereof, as applicable (collectively, the “Lenders”), under that certain Credit Agreement, dated as of February 8, 2013, among Orchard Acquisition Company, LLC and certain of its affiliates, Jefferies Finance LLC, as administrative agent, and each of the lenders from time to time party thereto (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), to continue the discussions regarding a pro-active and consensual deleveraging of the Company’s balance sheet to ultimately achieve greater operational flexibility and improved equity value (a “Possible Transaction”), as was previously disclosed in our Current Report on Form 8-K that we filed on April 12, 2017.
Pursuant to the NDAs, the Company agreed to publicly disclose any material non-public information disclosed to the Lenders, upon the occurrence of certain events or upon the passage of a date certain, as set forth in each of the NDAs. The Company does not generally publicly disclose its strategic plans or make external projections of its anticipated financial position or results of operations or the other types of forward-looking information comprising or related to the Budgeted Segment Adjusted EBITDA for fiscal year 2017 ("Budget"), which is furnished as Exhibit 99.1 to this report. However, the Budget was shared with the Lenders on or about June 7, 2017, and remained subject to non-disclosure and confidentiality restrictions until the date hereof. The Budget was not prepared with a view toward general use, but rather was prepared for the internal use of the Company and was provided to the Lenders for the limited purpose of providing information in connection with the Company's discussions with the Lenders about a Possible Transaction. The information contained in the Budget represents the Company’s then forecasted expectations at the time of preparation which was in February 2017. The estimates and assumptions underlying the Budget or any other prospective financial information or projections are inherently subject to significant economic and competitive uncertainties and contingencies, which are difficult or impossible to predict accurately. Accordingly, there can be no assurance that the data set forth in the Budget, within the reconciliation of Budgeted Segment Adjusted EBITDA (as defined below) to Projected Consolidated Loss Before Income Taxes, which is furnished as Exhibit 99.2 to this report, or any other prospective financial information or projections, will be realized. It is likely that there will be differences between actual and projected results, and actual results may be materially higher or lower than those set forth in Exhibits 99.1 and 99.2.
The Budget includes our Budgeted Segment Adjusted Earnings Before Interest Expense, Income Taxes, Depreciation and Amortization and other items ("Budgeted Segment Adjusted EBITDA"), which we use as a measure of our segments' operating performance. We regularly report Segment Adjusted EBITDA because our Chief Operating Decision Maker ("CODM"), as that term is defined in Accounting Standards Codification 280 - Segment Reporting ("ASC 280"), uses Segment Adjusted EBITDA to evaluate each of our segments' performance. We define Segment Adjusted EBITDA as net income (loss) under U.S. GAAP before non-cash compensation expenses, certain other expenses, provision for or benefit from income taxes, depreciation and amortization and, for our Structured Settlements segment, amounts related to the consolidation of the securitization and permanent financing trusts we use to finance our business, interest expense associated with our senior secured credit facility, debt issuance costs and broker and legal fees incurred in connection with sales of finance receivables. Not all companies calculate Segment Adjusted EBITDA in the same fashion and, therefore, these amounts as presented may not be comparable to other similarly titled measures of other companies, including other companies in our industries. Additionally, Segment Adjusted EBITDA is not indicative of cash flow generation and should not be considered in isolation or as a substitute for U.S. GAAP measures.
The Company and the Lenders have not, to date, reached an agreement on the terms of a Possible Transaction. Nonetheless, the Company intends to continue to engage its Lenders on the terms of a Possible Transaction. Discussions between individual Lenders or a group of Lenders are expected to continue, and the Company undertakes no obligation to disclose the existence or nature of such discussions until an agreement has been reached between the parties.
The information set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.
This information shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements.” All statements, other than statements of historical fact, are forward-looking statements. You can identify such statements because they contain words such as “plans,” “expects” or “does expect,” “budget,” “forecasts,” “anticipates” or “does not anticipate,” “believes,” “intends,” and similar expressions or statements that certain actions, events or results “may,” “could,” “would,” “might,” or “will,” be taken, occur or be achieved. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.
Consideration should be given to the areas of risk set forth under the heading “Risk Factors” in our filings with the Securities and Exchange Commission, and as set forth more fully under “Part 1, Item 1A. Risk Factors” in our Annual Report on

Form 10-K for the year ended December 31, 2016, “Part 2, Item 1A. Risk Factors” in our quarterly reports filed thereafter, and in our other filings made with the Securities and Exchange Commission from time to time. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to publicly revise any forward-looking statements, to report events or to report the occurrence of unanticipated events unless we are required to do so by law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Budgeted Segment Adjusted EBITDA for fiscal year 2017
99.2	Reconciliation of Budgeted Segment Adjusted EBITDA to Projected Consolidated Loss Before Income Taxes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J.G. WENTWORTH COMPANY

By:	/s/ Stephen A. Kirkwood
	Name:	Stephen A. Kirkwood
	Title:	Executive Vice President, Chief Legal & Compliance Officer

Dated: August 21, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Budgeted Segment Adjusted EBITDA for fiscal year 2017
99.2	Reconciliation of Budgeted Segment Adjusted EBITDA to Projected Consolidated Loss Before Income Taxes